Exhibit 10.16

                            ARTICLES OF INCORPORATION

                                       FOR

                               LELY RESORT MASTER

                        PROPERTY OWNERS ASSOCIATION, INC.



         The   undersigned,   for  the  purpose  of  forming  a   not-for-profit
Corporation in accordance with the laws of the State of Florida, hereby acknowledge and file these Articles of Incorporation in the office of the Secretary of the State of Florida, and certify as follows:

                                    ARTICLE I

         The name of this Corporation shall be Lely Resort Master Property Owners Association, Inc. For convenience, the Corporation shall be referred to as the "Corporation".

                                   ARTICLE II
                               PURPOSES AND POWERS

         The Corporation shall have the following powers:

         A. To promote the health, safety and social welfare of the owners of property within Lely Resort, a community located near the city of Naples in Collier County, Florida and described on Exhibit A attached hereto and made a part hereof, and hereinafter referred to as "the Properties".

         B.  To  provide  for  maintenance   service  and  such  other  services
("Community Services") the responsibility for which has been imposed upon and delegated to the Corporation pursuant to the Declaration of General Covenants, Conditions and Restrictions for Lely Resort.

         C. To carry out the duties and obligations and receive the benefits given the Corporation by the Declaration of General Covenants, Conditions and Restrictions for Lely Resort.

         D. To establish By-Laws and Rules and Regulations for the operation of the Corporation and to provide for the formal administration of the Corporation; to enforce the By-laws, the Rules and Regulations of the Corporation and the Declaration of General Covenants, Conditions and Restrictions for Lely Resort.

         E. To contract for the management of the Properties and for the furnishing of the Community Services and to delegate to the party with whom such contract has been entered into the powers and duties of the Corporation.

         F. To acquire, own, operate,  mortgage, lease, sell and trade property,
whether  real  or  personal,   as  may  be  necessary  or   convenient   in  the
administration of the Properties.




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



         G. To levy and collect assessments against Members of the Lely Resort Master Property Owners Association, Inc. in order to pay all expenses of the Corporation as provided in the Declaration of General Covenants, Conditions and Restrictions for Lely Resort.

         H. To manage, maintain, insure, equip, improve, repair, reconstruct, pay taxes and expenses, replace and operate the Properties and provide the Community Services and to contract with others for such Properties.

         I. To grant easements, licenses, rights-of-way, etc., over and across the Properties.

         J. The Corporation shall have all of the common law and statutory powers of a Corporation not-for-profit which are not in conflict with the terms of these Articles, and the Declaration of Restrictions and Protective Covenants for Lely Resort.

                                   ARTICLE III
                                     MEMBERS

         The members of the Corporation shall be Lely Development Corporation, Triangle Properties Southwest, Inc., Associated Real Estate Southwest, Inc., Eagle Consolidated, Inc., Flamingo Properties of Naples, Inc. and Resort Development of Collier County, Inc., so long as they own all or any of the land subject to the Declaration of General Covenants, Conditions and Restrictions for Lely Resort; the owner of the Hotel Site described on Exhibit B; and all record owners of a dwelling unit and/or plot as defined in the Declaration of General Covenants, Conditions and Restrictions for Lely Resort. Membership shall be appurtenant to and may not be separated from ownership of a dwelling unit and/or plot.

                                   ARTICLE IV
                                    EXISTENCE

         The Corporation shall have perpetual existence.

                                    ARTICLE V
                                  VOTING RIGHTS

         Each member shall have one (1) vote for each dwelling unit and/or plot owned by it. The owner of the Hotel shall have one (1) vote for each room in the Hotel.

                                   ARTICLE VI
                                   SUBSCRIBERS

         The  name  and  address  of  the   Subscriber  to  these   Articles  of
Incorporation is as follows:

                           John F. Stanley
                           2660 Airport Road South
                           Naples, Florida 33962




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



                                   ARTICLE VII
                               BOARD OF DIRECTORS

         The Initial Board of Directors shall consist of three (3) Directors. The names and addresses of the Initial Directors are:


                      NAME                               ADDRESS
                      ----                               -------
John J. Agnelli                                   373 Bay Meadows Drive
                                                  Naples, Florida 33962

Evelyn M. Cryder                                  134 Arctic Way
                                                  Naples, Florida 33962

David N. Blank                                    768 Sea Court
                                                  Marco Island, Florida 33937


         The number of directors may be either increased or decreased from time to time by the By-Laws, but shall never be less than 3.

         At the first Annual Meeting and at each Annual Meeting thereafter, the members shall elect Directors for terms as set forth in the By-Laws. Directors need not be members of the Corporation.

                                  ARTICLE VIII
                                    OFFICERS

         The affairs of the Corporation shall be administered by the Officers designated in the ByLaws, who shall serve at the pleasure of said Board of Directors. The names and addresses of the Officers who shall serve until the first election of Officers pursuant to the provisions of the By-Laws are as follows.


   NAME                                   TITLE                                  ADDRESS
  ----                                   -----                                  -------
John J. Agnelli                         President                               373 Baymeadows Drive
                                                                                Naples, Florida 33962
David N. Blank                          Vice-President                          768 Sea Court
                                                                                Marco Island, Florida 33937
Evelyn M. Cryder                        Secretary/Treasurer                     134 Arctic Way
                                                                                Naples, Florida 33962


                                   ARTICLE IX
                                     BY-LAWS

         The original By-Laws of the Corporation shall be adopted by the Initial Board of Directors. Thereafter, the By-Laws may be altered, amended or rescinded only in the manner provided for in By-Laws. Such alteration, amendment or rescission of the By-Laws may not be adopted and shall



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



not become effective without the prior written consent of Lely Development Corporation for as long as it is a member.

                                    ARTICLE X
                       TRANSACTIONS IN WHICH DIRECTORS OR
                             OFFICERS ARE INTERESTED

         In the absence of fraud, no contract or other transaction between the Corporation and any other person, firm, association, corporation or partnership shall be affected or invalidated by the fact that any Director or Officer of the Corporation is pecuniarily or otherwise interested in such contract or other transactions, or in any way connected with any person, firm, association, corporation or partnership which is pecuniarily or otherwise interested therein. Any Director may vote and be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation for the purpose of authorizing such contract or transaction with like force and effect as if he were not so interested, or were not a Director, Member or Officer of such firm, association, corporation or partnership.

                                   ARTICLE XI
                                 INDEMNIFICATION

         Every Director and every Officer of the Corporation shall be indemnified by the Corporation against all expenses and liabilities, including counsel fees reasonably incurred by or imposed upon the Director or Officer in connection with any proceeding or any settlement thereof to which the Director or Officer may be a party, or in which the Director or Officer may become involved by reason of the Director or Officer being or having been a Director or Officer of the Corporation, whether or not a Director or Officer at the time such expenses are incurred, except in such cases wherein the Director or Officer is adjudged guilty of willful misfeasance or malfeasance in the performance of the Director's or Officer's duty; provided that in the event of a settlement, the indemnification herein shall apply only when the Board of Directors approves such settlement and reimbursement as being for the best interest of the Corporation. The foregoing right of indemnification shall be in addition to and not exclusive of all rights to which such Director or Officer may be entitled.

                                   ARTICLE XII
                  INITIAL REGISTERED OFFICE, AGENT AND ADDRESS

         The principal office of the Corporation shall be at 2660 Airport Road South, Naples, Florida 33962, or at such other place, within or without the State of Florida as may be subsequently designated by the Board of Directors. The initial registered office is at the above address and the initial registered agent therein is John F. Stanley.

         IN WITNESS WHEREOF, the subscriber has executed these Articles of Incorporation, this 6th day of March, 1990.

                                             /s/ John F. Stanley
                                             -------------------
                                                 JOHN F. STANLEY

STATE OF FLORIDA                    )
                                    ) ss.:



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



COUNTY OF COLLIER                   )

         I hereby certify that on this day, before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared JOHN F. STANLEY, well known to me and she acknowledged executing the foregoing Articles of Incorporation of Lely Resort Master Property Owners Association, Inc. for the uses and purposes expressed therein.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at Collier County, Florida, this 6th day of March, 1990.

My Commission Expires:                            /s/ C.
                                                  NOTARY PUBLIC FOR FLORIDA




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



              CERTIFICATE DESIGNATING PLACE OF BUSINESS OR DOMICILE
                  FOR THE SERVICE OF PROCESS WITHIN THIS STATE
                  NAMING AGENT UPON WHOM PROCESS MAY BE SERVED

         In pursuance of Chapter 48.091, Florida Statutes, the following is submitted, in compliance with said Act:
         First, that Lely Resort Master Property Owners Association, Inc., desiring to organize under the laws of the State of Florida with its initial registered office as indicated in the Articles of Incorporation, at Naples, County of Collier, State of Florida, has named JOHN F. STANLEY, located at 2660 Airport Road South, Naples, Florida 33962, as its agent to accept service of process within the State.
                                 ACKNOWLEDGMENT
         Having been named to accept service of process for the above-styled corporation, at place designated in this certificate, I hereby accept to act in this capacity, and agree to comply with the provision of said Act relative to keeping open said office.

                                                     /s/ John F. Stanley
                                                     -------------------
                                                         JOHN F. STANLEY




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